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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2014

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2014, the Board of Directors (the “Board”) of Advance Auto Parts, Inc. (the "Company"), upon recommendation of the Board's Nominating and Corporate Governance Committee, appointed Adriana Karaboutis to become a director of the Company, to be effective February 10, 2015. Ms. Karaboutis's compensation for her services as a non-employee director will be consistent with the Company's compensation practices for non-employee directors described in the Company's Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 9, 2014, under the caption "Director Compensation."

Ms. Karaboutis became the Executive Vice President, Technology and Business Solutions of Biogen Idec, an independent biotechnology company, effective September 24, 2014. Prior to joining Biogen, she served as Vice President and Global Chief Information Officer for Dell, Inc. from November 2011 to September 2014, with responsibility for the company’s overall IT enterprise and customer experience. Previously, Ms. Karaboutis served as Dell’s Vice President of IT, Global Operations and Technology supporting the product groups, manufacturing, procurement and supply chain operations. Prior to joining Dell in 2010, Ms. Karaboutis spent over 20 years at General Motors Corporation and Ford Motor Company in various global IT and business operations leadership positions.

Ms. Karaboutis has not been named to serve on any of the Board's committees at this time.

A press release announcing the appointment of Ms. Karaboutis was issued by the Company on November 6, 2014 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated November 6, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: November 6, 2014	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
99.1	Press Release of Advance Auto Parts, Inc., dated November 6, 2014.